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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 4, 2006

                        SUPERCONDUCTOR TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-21074                77-0158076
 (State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)

       460 Ward Drive, Santa Barbara, CA                     93111
   (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 4, 2006, Superconductor Technologies Inc. announced via press release, results for the first fiscal quarter ending April 1, 2006. The press release is attached to this filing as Exhibit 99.1, and the financial information therein is hereby incorporated by reference.

         Pursuant to General Instruction B.2 of Form 8-K, the information furnished in response to this Item 2.02 (including the information incorporated by reference to Exhibit 99) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to any of the liabilities of that section. The Company is NOT incorporating such information by reference in any registration statement filed by the Company under the Securities Act of 1933.

ITEM 9.01  EXHIBITS

     (d)   EXHIBITS

               99.1 Press release dated as of May 4, 2006. (The press release may also be found on the Company's website at www.suptech.com on the Investor Relations page.)

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Superconductor Technologies Inc.


Date:  May 4, 2006                              By: /s/ William J. Buchanan
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                                                    William J. Buchanan,
                                                    Controller